UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

 MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-8791

StockCar Stocks Mutual Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

200 Mansell Court East, Suite 430

Roswell, GA 30076

(Address of Principal Executive Offices)(Zip Code)

Summit Services, Inc.

200 Mansell Court East, Suite 430

Roswell, GA 30076

(Name and Address of Agent for Service)

With copy to:

Donald S. Mendelsohn

Thompson Hine LLP,

312 Walnut Street, Suite 1400

Cincinnati, Ohio 45202

Registrant’s Telephone Number, including Area Code:   1-800-494-2755

Date of fiscal year end: September 30

Date of reporting period: September 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

StockCar Stocks Index Fund

September 30, 2006

StockCar Stocks Index Fund

Shareholders’ Letter - September 30, 2006

“Don’t keep me in suspense, make-up your mind…”

     “…you’re undecided now, so what’re you gonna do?”   The Dow Jones Industrial Average’s brief September flirtation with its January 14, 2000 record high was reminiscent of an old pop tune.  More-likely it was romance, rather-than equity prices, that inspired the lyricist who wrote those words, but they certainly did fit end-of-the quarter performance.  The old adage to “sell in May and go away” played-out once-again.  When investors and financial markets came-back refreshed after a summer break, markets took flight   to end on a high note  -  at September 30, the Standard & Poor 500-Stock Index had climbed 8.7% from a year earlier.  During the quarter, it tacked-on a 5% gain, while the Dow Industrials rose 4%.  The S&P’s move was its most-robust since 1997, while the Dow Industrial Average posted its best quarterly move in over ten years.  That was fine-enough if you owned the large-cap stocks included in both those indices.  Most investors, however, hold a blend of stocks, and many of those are not helping drive the markets.  Nonetheless, year-to-date performance has surpassed expectations, particularly considering that stocks struggled mightily to reach positive territory for 2005 and that the Federal Reserve continued to raise interest rates throughout much-of 2006.

     Last year’s sluggish performance led some observers to approach 2006 with caution.  More-than one analyst forecast sub-par returns for the year, which may yet prove to be the case but, with the S&P 500 tacking-on a further 3+% gain in October, that looks less-likely.  Interestingly, the market’s strength is occurring when the economy shows signs of flagging, and when voters have chosen Democrats to lead both houses of Congress.  The early-2006 advance was fueled partly-by projections of better GDP growth and, indeed, economic data generally came-in stronger-than expected.  At the same time, corporate profits surpassed expectations but, as time passed, a different picture developed.  Industrial production continued on an upward path and capacity utilization rose, but rising energy costs, higher interest costs and a soft housing market took a toll.  Monthly jobs reports provided a mixed picture  -  non-farm payroll numbers, while not especially weak, lagged those of late 2005-early 2006, particularly in construction and real estate.  Still, the pace has been strong-enough to drive down the unemployment rate  -  it’s now at 4.4%, well-below the 5%+ rates of 2004-05.

     Investors worried about many things in 2005  -  Iraq and other trouble spots in the Middle East, the outlook for foreign economies, the spread of nuclear weapons,  and such health issues as the worldwide AIDS epidemic.  Twelve months later, the list looks strikingly-similar, with new concerns added.  With insurgent activity spreading in Iraq, coalition troops may be deployed there beyond the 2008 Presidential campaign.  Taliban forces have resurfaced in Afghanistan, and both Iran and North Korea seem bent on pursuing their nuclear ambitions.  Hard as it is to fathom that chances of resolving the Palestinian conflict could get more-bleak, Israel’s pull-out from Gaza coupled-with Palestinian parliamentary elections that lacked a clear winner seem to have accomplished that feat.  Some observers also view the Israeli-Hezbollah strife in Lebanon as a proxy for the friction between the U. S. and Iran.

Out-on the Track!

     Those who hoped that Ben Bernanke’s accession to Alan Greenspan’s spot as chairman of the Board of Governors might put an end to the Fed’s tightening bias were soon disappointed.  Not until the August meeting (the fourth with Big Ben at the helm) did the FOMC quit tinkering with rates.  Over a two-year span from June 2004, seventeen increases (each of .25%) had brought the Fed Funds target rate to 5.25%.  The Committee has met twice more since August, leaving rates unchanged each time although, in October, one board member voted for a .25% increase.  The official statement following the last meeting made clear that, despite a staff forecast suggesting more-moderate GDP growth over the balance of 2006, the central bank remains very concerned about inflationary expectations.  The FOMC’s next meeting is slated for December 12.

     Imports and exports both rose in the second quarter, with import growth being heavily concentrated in oil, industrial supplies, and capital goods.  Exports slowed in the third quarter and imports rose, further boosting the trade deficit.  While the trade and budget deficits continue to widen, the dollar held steady against most major currencies, strengthening considerably against the yen.  The Japanese currency came under particular pressure after strong economic growth in the second-quarter, and after North Korea’s latest round of nuclear sabre-rattling.  The greenback got added help from indicators hinting that GDP growth in major industrialized nations also slowed a bit from the second quarter pace.  Data releases from emerging markets generally pointed-to moderating, but still-robust, growth.   Although the Fed has taken a breather on rate hikes, currency markets remain tightly-linked to its policy-making decisions.  Rate increases normally make dollar-denominated assets more attractive, while cuts have the opposite effect.

     As is often the case, recent economic reports have been mixed, with the underlying outlook remaining constructive.  According-to the government’s “final” estimate, real GDP grew at a 2.6% annual rate in the June quarter, about half the pace of the prior period.  The drop was partly because warm weather accelerated some spending into Q1:06, and partly because auto sales were stagnant.  Moving-into the third quarter, housing remained a significant drag, but not enough to force the overall economy into recession.  The cooling-down in housing was largely offset by higher levels of non-residential construction.  Other positive factors included moderate inventory accumulation and further increases in business capital spending fueled-by higher output and plentiful corporate cash reserves.

      Employment data, too, are mixed  -  subdued jobs growth over a period of more-than two years has pushed the unemployment rate below 5%.  As noted earlier, construction and real estate jobs are tougher to come-by.  Tight labor markets aren’t necessarily a problem, if rising payrolls are offset by productivity gains.  However, the Fed has usually viewed labor costs as the area most-likely to lead-to an increase in inflation pressures, and the latest Beige Book summary described labor markets as “taut”.

     As one might expect, Fund stocks were affected-by the same factors that drove the broader market.  Sixty percent of Fund stocks posted gains over the last twelve months  -  the median stock rose 4.5%.  Among the standouts were BellSouth, AT&T Inc., News Corp., Newell Inc. and FedEx Corp., each up more-than 25%.  On the other hand, you’d have been perfectly-happy having avoided Radio Shack, Sprint Nextel, and two new broadcast media companies, Sirius Satellite Radio, and XM Satellite Radio.

Back to racing!

     The StockCar Stocks line-up changed slightly with December’s year-end re-balancing.  Four portfolio companies ended their NASCAR sponsorships, while five new stocks were added.  That brought the portfolio to fifty-one names  -  in actual fact, the Fund set-out with 50 equal-weighted holdings of 2% each (reflecting their joint ownership of Cingular Wireless LLC, BellSouth and AT&T share a full position).  Policy guidelines permit the addition of new names to both the Index and the Fund at the start of a calendar quarter.  Accordingly, on July 1, we added 3M Co., which has agreed-to a multi-year sponsorship of the Michigan race.  No other changes are contemplated over the balance of 2006.

     Racing’s premier series, Nextel Cup, is fast-approaching the finish line, although it will be close-to Thanksgiving when the checkered flag falls for the last time.  This is the third season of racing under the Chase for the Cup format, where the first 26 races amount-to the regular season.  At that point, the ten top drivers plus anyone within 400 points of first place qualify for the Chase, the last ten races.  This set-up prolongs the suspense and helps sustain late-season interest.  NASCAR has been delighted with the way things played-out in 2004-05 and, with two races to go, several drivers remain in-the-hunt for 2006.  Chairman Brian France said in mid-summer that the current format may be “tweaked” a bit, perhaps to allow more drivers into the Chase.

     Racing, like other forms of entertainment, cannot completely isolate itself from the economy.  High gas pump prices, for example,  might easily put a lid on travel to far-flung race venues.  Nonetheless, results to-date in 2006 suggest that the sport remains attractive to fans and sponsors alike.  Fueled-by increases in broadcast rights fees, higher TV and media revenues gave a boost to top-line growth.  Corporate spending continues to provide fuel for the industry.  Increasingly, races have been shown to have a dramatically positive effect on local economies.  As one example, the Las Vegas Convention and Visitors Authority calculates that the 2006 NASCAR Week-end pumped $197 million impact into the Nevada economy, the greatest impact in the event’s nine-year history.  TV ratings for Cup races are somewhat soft this year  -  some attribute that to poor promotion by NBC which lost-out in bidding for the new contract.   In the 2007 season, ESPN/ABC will take-over NBC’s portion of the TV broadcast package.

The outlook!

     Stocks are aiming to extend the string of yearly gains to four-straight.  Although the Dow Industrials managed to break-through to new highs in early October, that was not true of the S&P 500, which remains below its old peak.  The NASDAQ Composite has lagged even-more  -  it would need to double from here to match its former peak.  Strength hasn’t been restricted to the indices either, as New York Stock Exchange cumulative breadth-of-the-market data continue to push ahead.

     Investors have shrugged-off foreign policy concerns, a weak housing sector, and ballooning federal budget deficits that may force legislators to revisit the debt ceiling.  Given the widespread concern over political scandals and discontent over the war in Iraq, the change in control in both houses of Congress came as no great surprise.  It appears that markets had discounted this change prior-to the election  -  it is less-clear whether they’ve discounted a possible return to legislative gridlock during a lame-duck Administration.

     The softness in residential construction has been partly offset by strength in nonresidential building but the housing slowdown has made-for some anxiety about the overall economy.  Some estimates suggest that the retreat in home-building may have sliced a full percentage point off third-quarter growth.  The indirect effects of the slow-down (re-financings, resetting rates on ARMs, the negative “wealth effect” on pocketbooks) may be more-moderate.  A pick-up in retail sales and an increase in business investment spending have helped.

     Crude oil prices clearly are one wildcard in the picture  -  they slid when a temporary truce was declared in Lebanon, and even-as pipeline maintenance problems forced BP to take North Slope production off-line.  Will falling energy prices be enough to save the day?  Probably-not completely but, even-if the effect occurs with a lag, they will definitely help.  If prices do no-more than stabilize in coming months, there will be a positive effect on consumer buying power  -  further declines would be a big plus.

     Inflation is the other major wildcard.  During the expansion, strong productivity gains largely flowed-through to corporate earnings, rather-than to employee wallets.  Some geographic areas have recently experienced a shortage of skilled workers, and parts-of the economy are operating very-near capacity.  A continuation of those factors could add to upward pressure on costs.  The Fed is clearly keeping a weather eye on cost pressures.  Recall that Ben Bernanke earlier said that he was committed-to the anti-inflation fight.  His recent comments and those of other Fed officials suggest that core CPI has reached “unacceptable” levels, the implication being that the risks to the inflation outlook are to the upside and that the pause in the rate-hike cycle could be temporary.

     Short-term rates get many of the headlines, but longer-term rates drive much of the economy.  Currently, the two-year, ten-year and thirty-year Treasuries trade between 4.65%-4.75% (some 50-60 basis points below the Funds target rate), so the yield curve is plainly inverted.  A year ago, longer-dated issues were .65-.75% above the target.  A lengthy period of inversion has been a reliable predictor of past recessions, so the hope is that this will be a short-lived phenomenon.  At this time, equities seem fairly-valued, and growth in corporate earnings will likely drive market performance from current levels.

    The Fund has always taken a long-term approach to investing, buying solid companies and holding them as-long-as their ties to NASCAR’s premier racing series remain intact.  Turnover among major sponsors is typically relatively-low, and racing continues to attract corporate America’s interest (and ad dollars) as a means of luring consumers.  We think that patient investors will benefit from the Fund’s disciplined approach, and from continued growth in both the economy and in racing.

.

Robert T. Carter, C.F.A.

Portfolio Manager

November 9, 2006

Comparison of Changes in Value of $10,000 Since Inception (October 1, 1998)

StockCar Stocks Index Fund
Average Annual Total Return
For the Year ended September 30, 2006: 2.61%
October 1, 2001 through September 30, 2006: 7.82%
Since Inception through September 30, 2006: 7.56%

S&P 500 Index
Average Annual Total Return
For the Year ended September 30, 2005: 8.71%
October 1, 2001 through September 30, 2006: 5.11%
Since Inception through September 30, 2006: 3.86%

StockCar Stocks Index Fund $17,915
S&P 500 Index $13,543
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
10/1/1998
3/31/1999
9/30/1999
3/31/2000
9/30/2000
3/31/2001
9/30/2001
3/31/2002
9/30/2002
3/31/2003
9/30/2003
3/31/2004
9/30/2004
3/31/2005
9/30/2005
3/31/2006
9/30/2006

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund and the Standard & Poor's 500 Index made on October 1, 1998 (commencement of operations). The Fund's return represents past performance and does not predict future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Standard & Poor's 500 Index does not reflect expenses, which have been deducted from the Fund's return. Investing in the Fund involves certain risks that are discussed in the Fund's prospectus. Please read the prospectus carefully before you invest or send money.

STOCKCAR STOCKS INDEX FUND

Graphical Illustration

September 30, 2006 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	STOCKCAR STOCKS INDEX FUND

SCHEDULE OF INVESTMENTS

September 30 , 2006

NUMBER OF SHARES		MARKET VALUE

COMMON STOCKS - 96.97%
AMUSEMENT AND RECREATION SERVICES - 7.31%
17,000	Dover Motorsports, Inc.	$ 92,140
2,225	International Speedway Corp. - Class A	110,894
2,925	RC2 Corp. (a)	98,105
3,000	Speedway Motorsports, Inc.	109,230
		410,369
AUTO PARTS RETAILERS - 3.15%
2,400	Advance Auto Parts, Inc.	79,056
6,950	CSK Auto Corporation (a)	97,995
		177,051
BANKS - 2.25%
2,353	Bank of America Corp.	126,050

BUILDING MATERIALS, HARDWARE AND GARDEN SUPPLY - 4.67%
2,600	The Home Depot, Inc.	94,302
1,600	USG Corp.	75,264
3,300	Lowe's Companies, Inc.	92,598
		262,164
BUSINESS SERVICES - 2.05%
5,000	Aaron Rents, Inc.	114,900

CHEMICALS AND ALLIED PRODUCTS - 2.00%
2,625	E.I du Pont de Nemours and Co.	112,455

COMMUNICATIONS - 6.17%
2,000	ALLTEL Corp.	111,000
2,115	BellSouth Corp.	90,416
4,666	Sprint Nextel Corp.	80,022
2,000	AT&T, Inc.	65,120
		346,558
CONSUMER GOODS - PERSONAL PRODUCTS - 1.99%
1,800	The Procter & Gamble Co. (Tide)	111,564

ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT, EXCEPT COMPUTERS - 9.52%
2,975	General Electric Co. (NBC)	105,018
11,500	Infineon Technologies AG - ADR (a) (b)	136,045
13,000	Sirius Satellite Radio, Inc. (a)	50,960
2,550	Sony Corp.	102,918
2,725	Texas Instruments, Inc.	90,606
3,800	XM Satellite Radio Holdings, Inc. (a)	49,020
		534,567
FOOD AND KINDRED PRODUCTS - 17.23%
2,475	Anheuser-Busch Companies, Inc.	117,587
2,650	The Coca-Cola Co.	118,402
4,750	ConAgra Foods, Inc.	116,280
1,800	Diageo Plc.	127,872
2,250	General Mills, Inc. (Cheerios)	127,350
2,625	Kellogg Co.	129,990
1,550	Molson Coors Brewing Co.	106,795
1,885	PepsiCo, Inc.	123,015
		967,291
GENERAL MERCHANDISE STORES - 3.94%
2,750	Office Depot, Inc. (a)	109,175
2,025	Target Corp.	111,881
		221,056
HOME FURNITURE, FURNISHINGS AND EQUIPMENT STORES - 1.48%
4,300	RadioShack Corp.	82,990

INDUSTRIAL AND COMMERCIAL MACHINERY AND COMPUTER EQUIPMENT - 3.77%
1,175	The Black & Decker Corp.	93,236
1,800	Caterpillar, Inc.	118,440
		211,676
MOTOR FREIGHT TRANSPORTATION AND WAREHOUSING - 3.80%
1,050	FedEx Corporation	114,114
1,375	United Parcel Service, Inc. - Class B	98,918
		213,032
PETROLEUM REFINING AND RELATED INDUSTRIES - 8.58%
1,950	Chevron Corp.	126,477
2,000	Exxon Mobil Corp.	134,200
1,700	Marathon Oil Corp.	130,730
1,450	Sunoco, Inc.	90,176
		481,583
PROPERTY & CASUALTY INSURANCE - 2.15%
1,925	Allstate Corp.	120,755

PRINTING, PUBLISHING, AND ALLIED INDUSTRIES - 2.30%
6,250	News Corporation - Class B	129,000

SURGICAL & MEDICAL INSTRUMENTS & APPARATUS - .86%
650	3M Co.	48,373

RUBBER AND MISCELLANEOUS PRODUCTS - 3.91%
6,000	The Goodyear Tire & Rubber Co. (a)	87,000
4,675	Newell Rubbermaid, Inc.	132,396
		219,396
TRANSPORTATION EQUIPMENT - 7.79%
2,150	DaimlerChrysler AG (c)	107,414
11,000	Ford Motor Co.	88,990
4,000	General Motors Corp.	133,040
2,500	Genuine Parts Co. (NAPA)	107,825
		437,269

WHOLESALE TRADE - NON-DURABLE GOODS - 2.05%
1,800	Ashland, Inc. (Valvoline)	114,804

	TOTAL COMMON STOCK (cost $4,766,826)	5,442,903

UNIT INVESTMENT TRUST - .95%
400	Standard & Poors Depository Receipts (cost $46,936)	53,420

SHORT-TERM INVESTMENTS - 1.74%
97,696	First Amer Prime Obligation Fund Class Y 4.90% (d) (cost $97,696)	97,696

	TOTAL INVESTMENTS (cost $4,911,458) - 99.66%	5,594,019

	Other Assets less Liabilities - .34%	19,162

	Net Assets - 100%	$ 5,613,181

(a) Non-Income producing securities
(b) ADR - American Depositary Receipt
(c) Foreign Security or U.S. security of a foreign company
(d) The rate shown is the rate in effect on September 30, 2006

The accompanying notes are an integral part of the financial statements.

STOCKCAR STOCKS INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2006

Assets:
Investment Securities at Market Value	$ 5,594,019
(Cost $ 4,911,458)
Cash	252
Receivables:
Dividends and Interest	7,597
Receivable from Advisor	31,018
Prepaid Expenses	3,504
Total Assets	5,636,390
Liabilities:
Accrued Expenses	23,209
Total Liabilities	23,209
Net Assets	$ 5,613,181
Net Assets Consist of:
Paid In Capital	4,698,710
Accumulated Undistributed Net Investment Income	17,855
Accumulated Net Realized Gain on Investments	214,055
Net Unrealized Appreciation in Value of Investments	682,561
Net Assets, for 252,922 Shares Outstanding, 500,000,000 shares	$ 5,613,181
authorized with a $0.001 par value per share

Net Asset Value, Offering Price and Redemption Price
Per Share ($5,613,181/252,922 shares)	$ 22.19

The accompanying notes are an integral part of the financial statements.

STOCKCAR STOCKS INDEX FUND

STATEMENT OF OPERATIONS

For the year ended September 30, 2006

Investment Income:
Dividends (net of foreign taxes withheld of $833)	$ 98,596
Interest	11,333
Total Investment Income	109,929
Expenses:
Investment Advisory Fees	37,329
Transfer Agent Fees	9,439
Administrative Fees	22,972
Legal Fees	32,931
Audit Fees	13,012
Registration and Blue Sky Fees	18,950
Custodial Fees	7,898
Printing & Mailing Fees	6,053
Insurance Expense	3,171
Directors Fees	1,500
Miscellaneous Expenses	5,167
Total Expenses	158,422
Less Expense Waivers and Reimbursements	(72,062)
Net Expenses	86,360

Net Investment Income	23,569

Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	218,307
Net Unrealized Depreciation on Investments	(92,391)
Net Realized and Unrealized Gain on Investments	125,916

Net Increase in Net Assets resulting from Operations	$ 149,485

The accompanying notes are an integral part of the financial statements.

STOCKCAR STOCKS INDEX FUND

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended September 30, 2006 and 2005

	2006	2005
From Operations:
Net Investment Income	$ 23,569	$ 12,300
Net Realized Gain on Investments	218,307	329,193
Net Unrealized Depreciation on Investments	(92,391)	298,608
Net Increase in Net Assets from Operations	149,485	640,101

Distributions to Shareholders from:
Net Investment Income	(16,649)	(3,075)
Net Realized Gain on Investments	(62,347)	-
Total Distributions	(78,996)	(3,075)

From Capital Share Transactions:
Proceeds From Sale of Shares	337,769	477,374
Redemption Fees	297	299
Shares Issued on Reinvestment of Distributions	77,642	3,028
Cost of Shares Redeemed	(815,946)	(610,162)
Net Decrease in net assets from fund share transactions	(400,238)	(129,461)

Net Increase/ (Decrease) in Net Assets	(329,749)	507,565

Net Assets at Beginning of Year	5,942,930	5,435,365
Net Assets at End of Year (including accumulated undistributed net investment
income of $17,855 and $10,935, respectively)	$ 5,613,181	$ 5,942,930

Share Transactions:
Issued	15,567	22,250
Reinvested	3,598	137
Redeemed	(37,364)	(28,527)
Net decrease in shares	(18,199)	(6,140)
Shares outstanding beginning of year	271,121	277,261
Shares outstanding end of year	252,922	271,121

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year.

	Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended
	9/30/2006		9/30/2005		9/30/2004		9/30/2003		9/30/2002
Net Asset Value Per Share, Beginning of Year	$ 21.92		$ 19.60		$ 17.10		$ 16.67		$ 17.36
Income From Investment Operations:
Net Investment Income	0.09	(c)	0.05	(c)	0.01		0.09		0.03
Net Gains (Losses) on Securities (realized and unrealized)	0.47		2.28		2.58		2.12		(0.68)
Total from Investment Operations	0.56		2.33		2.59		2.21		(0.65)

Distributions, from:
Net Investment Income	(0.06)		(0.01)		(0.09)		-		(0.04)
Net Realized Gains	(0.23)		-		-		(1.78)		-
Total Distributions	(0.29)		(0.01)		(0.09)		(1.78)		(0.04)

Redemption Fees	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	-

Net Asset Value Per Share, End of Year	$ 22.19		$ 21.92		$ 19.60		$ 17.10		$ 16.67
Total Return	2.61%		11.89%		15.18%		14.49%		-3.77%

Ratios/Supplemental Data:
Net Assets - End of Year (Thousands)	5,613		5,943		5,435		5,088		4,820
Ratio of Expenses to Average Net Assets
Before Expense Reimbursement	2.75%		2.57%		4.44%		5.15%		5.15%	(a)
After Expense Reimbursement	1.50%		1.50%		1.50%		1.50%		1.50%
Ratio of Net Investment Income to Average Net Assets
(After Expense Reimbursement)	0.41%		0.21%		0.03%		0.57%		0.17%
Portfolio Turnover Rate	18%		15%		14%		23%		40%

(a) Includes 1.10% of income tax expense on net investment income and penalties which were reimbursed by the Adviser.
(b) Amount calculated is less than $0.005.
(c) Amount calculated based on average shares outstanding throughout the year.

The accompanying notes are an integral part of the financial statements.

STOCKCAR STOCKS INDEX FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2006

1. ORGANIZATION

StockCar Stocks Mutual Fund, Inc. (the “Company”) was incorporated under the laws of the state of Maryland on May 18, 1998, and consists solely of StockCar Stocks Index Fund (the “Fund”). The Company is registered as an open-end diversified management investment company of the “series” type under the Investment Company Act of 1940 (the “1940 Act”). The Fund became effective with the Securities and Exchange Commission on September 18, 1998 and commenced operations on October 1, 1998. The Fund’s investment strategy is to emphasize growth of capital and current income by investing in the companies of the StockCar Stocks IndexTM (the “Index”). The Index consists of 51 companies that support NASCAR’s Nextel Cup Series. The companies in the Index either sponsor NASCAR Nextel Cup racing teams or races, or they earn money from NASCAR Nextel Cup events.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation, Transactions, and Related Investment Income

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The cost of investments sold is determined on a specific identification basis.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on stock exchanges or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the last bid price.   Fund securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market.  Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.  Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates.  Debt securities with maturities of sixty (60) days or less may be valued at amortized cost.

Dividends and Distributions to Shareholders

Dividends and distributions, if any, will be declared and distributed at least annually. However, the Directors may decide to declare dividends and distributions at other intervals.  Dividends and distributions to shareholders from net investment income are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences may result in reclassifications to paid-in capital and may affect the per-share allocation between net investment income, and realized and unrealized gains (losses). Any taxable income or gain of the Fund remaining at fiscal year end will be declared and distributed in the following year to the shareholders of the Fund.

Federal Income Taxes

For federal income tax purposes, the Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable income and net capital gains to its shareholders annually and otherwise complying with the requirements for regulated investment companies. Therefore, no provision has been made for federal income taxes.

Expenses

Expenses directly attributable to the Fund are charged to operations. The Fund pays the expenses of its Directors who are not affiliated persons of Summit Wealth Management, Inc. (the “Adviser”) or the Company.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported assets and liabilities, and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from these estimates.

3. INVESTMENT ADVISORY AGREEMENTS AND OTHER RELATED PARTY TRANSACTIONS

Investment Advisory Agreement

Summit  Wealth  Management,  Inc.,  (the  "Adviser")  provides investment advice  and,  in  general,  supervises the Company's management and  investment program.  The Adviser became the investment adviser to the Fund on October 29, 2004.

The Investment Advisory Agreement, dated as of October 29, 2004, between the Adviser and the Company provides that the Adviser will not be liable for any error in judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendations of the Adviser.  The Agreement provides that the Adviser is not protected against any liability to the Fund or its security holders for which the Adviser shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by the Agreement or the violation of any applicable law. For its services, the Adviser receives an annual fee of 0.65% of the Fund's average daily net assets.  The total fees incurred for such services for the year ended September 30, 2006 were $37,329, all of which were waived.  See Expense Reimbursement Arrangements.

The Administrator

Summit Services, Inc. (the "Administrator"), an affiliate of the Adviser, serves as the Fund's administrator and receives compensation from the Fund pursuant to an Administration Agreement dated as of October 29, 2004.    Under that agreement, the Administrator supervises the overall administration of the Fund.  These administrative services include supervising the preparation and filing of all documents required for compliance by the Fund with applicable laws  and regulations, supervising the maintenance of books and records, and other general and administrative responsibilities.  Pursuant to an Accounting Services Agreement dated as of October 29, 2004 between the Administrator and Mutual Shareholder Services, LLC ("MSS"), the Administrator has delegated the performance of the fund accounting services to MSS.

For providing these services, the Administrator receives a fee from the Fund at an annual rate of 0.40% per annum for the first $50,000,000; 0.30% for the next $25,000,000; and 0.20% in excess of $75,000,000 of the Fund's average daily net assets. The total fees incurred for such services for the year ended September 30, 2006 were $22,972, all of which were waived.  See Expense Reimbursement Arrangements.

Expense Reimbursement Arrangements

For the period October 29, 2004  through  October  29, 2006, the  Adviser  and  the Administrator have contractually agreed to waive fees and/or reimburse the  Fund  for  expenses it incurs, but only to the extent necessary to maintain the Fund's total  operating  expenses  (excluding interest, brokerage commissions, taxes, and extraordinary expenses) at 1.50% of the Fund's  average  daily net assets for that period.  The Adviser waived fees of $37,329 and the Administrator waived fees of $22,972 and reimbursed expenses of $11,761 for the year ended September 30, 2006. The Adviser/Administrator may recover any waived fees or reimbursed operating expenses within the three fiscal years following the year in which such waiver or reimbursement occurs, if the Fund is able to make the payments without exceeding the 1.50% expense limitation. Accordingly, waived/reimbursed expenses of $72,062 are subject to potential recovery by the Adviser/Administrator until September 30, 2009 and waived/reimbursed expenses of $50,554 are subject to potential recovery by the Adviser/Administrator until September 30, 2008 for a total recovery of $122,616.

Distribution Agreement

Summit Capital Investment Group, Inc., an affiliate of the Adviser and the Administrator, was selected to be the Fund’s new distributor, but has not yet signed an underwriting agreement with the Fund.

Pursuant to a Plan of Distribution and Services Pursuant to Rule 12b-1 (the “Plan”), the Fund may compensate its distributor for its expenditures in financing any activity primarily intended to result in the sale of Fund Shares and for maintenance and personal service provided to existing shareholders.  The Plan authorizes payments at an annual rate of 0.25% of the Funds average daily net assets to its distributor, dealers and others, for providing personal service and or maintaining shareholder accounts relating to the distributor of the Fund’s shares. Authorization from the NASD for Summit Capital Investment Group, Inc. to serve as a mutual fund distributor is pending.  Accordingly, no payments were made and no amounts accrued under the plan for the year ended September 30, 2006.

Custodian

US Bank, N.A. ("USB"), acts as custodian for the Fund.  As such, USB  holds  all securities and cash of the Fund, delivers and receives  payment for securities  sold,  receives  and  pays  for  securities purchased, collects income from investments and performs other duties,  all as directed by officers of the Company.  USB does not exercise any supervisory function over management of  the  Fund,  the  purchase  and  sale  of  securities  or  the   payment  of distributions to shareholders.

Transfer Agency Services

MSS acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Company and MSS, dated as of October 29, 2004.  Under the agreement, MSS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services to be rendered as transfer agent, the Fund pays MSS an annual fee, paid monthly, as determined by valuations made as of the close of each business day of the month. For the year ended September 30, 2006, MSS earned $9,439 for transfer agency services.  At September 30, 2006, the Fund owed $757 to MSS.

4. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales of investments other than short-term obligations aggregated $999,832 and $1,393,308, respectively, for the year ended September 30, 2006. There were no purchases or sales of U.S. Government Securities.

5. FEDERAL INCOME TAXES

As of September 30, 2006, the cost of investments, gross unrealized appreciation and depreciation of investment securities and components of distributable earnings on a tax basis were as follows:

Cost of investments	$4,911,458
Gross unrealized appreciation	1,143,086
Gross unrealized depreciation	(460,525)
Net unrealized appreciation	682,561
Undistributed ordinary income	25,825
Undistributed long-term capital gain	206,085
Total undistributed ordinary income and long term capital gain	231,910
Total distributable earnings	914,471

The difference between undistributed ordinary income and undistributed long-term capital gain on a tax basis and accumulated undistributed net investment income and accumulated net realized gain on investments is due to differing book/tax treatment of short term capital gains.

The tax character of distributions paid during the years ended September 30, 2006 and 2005 were as follows:

	September 30, 2006	September 30, 2005
Ordinary income	$16,649	$3,075
Long Term Capital Gain	62,347	0
	$78,996	$3,075

6.   INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund.  However, based on experience, the Fund expects the risk of loss to be remote.

7.   CHANGE IN REGISTERED PUBLIC ACCOUNTING FIRM

On November 22, 2004, PricewaterhouseCoopers LLP declined to stand for re-election as the independent registered public accounting firm for StockCar Stocks Index Fund.  The reports of PricewaterhouseCoopers LLP on the financial statements for the prior two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.  During the two most recent fiscal years prior to its resignation and through November 22, 2004, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

On March 3, 2005, the Fund by action of its Board of Directors, upon approval of the Fund’s shareholders, approved the engagement of Briggs, Bunting & Dougherty, LLP as the independent registered public accounting firm to audit the Fund’s financial statements for the fiscal year ending September 30, 2005.  During the fiscal years ended September 30, 1999 to September 30, 2004 the Registrant has not consulted with Briggs, Bunting & Dougherty, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither a written report was provided to the Registrant or oral advice was provided that Briggs, Bunting & Dougherty, LLP concluded was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue;  or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions to Item 304 of Regulation S-K,  or a reportable event as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

8.   NEW ACCOUNTING PRONOUNCEMENTS

On July 13, 2006 the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 (FIN 48) "Accounting for the Uncertainty of Income Taxes". FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact of the Fund's financial statements has not yet been determined.

In September 2006, the FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

STOCKCAR STOCKS INDEX FUND

Additional Information

September 30, 2006

PROXY VOTING GUIDELINES (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 494-2755 and (2) from Form N-PX filed by the Fund with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY (Unaudited)

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on December 31 and June 30. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on March 1, 2005. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-494-2755.

TAX INFORMATION (Unaudited)

We are required to advise you within 60 days of the Fund’s fiscal year end regarding the federal tax status of certain distributions paid to shareholders during such fiscal year.  The information below is provided for the fiscal year ended September 30, 2006.

The Fund hereby designates $62,347 of dividends paid during the fiscal year as long term capital gain distributions.

Individual shareholders are eligible for reduced taxes on qualified dividend income.  For purposes of computing the dividends eligible for reduced tax rates, all of the dividends paid by the fund from ordinary income earned during the fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends.  For purposes of computing this exclusion, all of the dividends paid by the fund from ordinary income earned during the fiscal year represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRA’s, Keogh-type plans and 403 (b) plans need not be reported as taxable income.  However, many retirement plans trust may need this information for their annual information reporting.

Since the information above is reported for the fund’s fiscal year and not the calendar year, shareholders should refer to their 1099-DIV or other tax information which will be mailed in January 2007 to determine the calendar year amounts to by included on their 2006 tax returns.  Shareholders should consult their tax advisers.

Board of Directors and Officers of the Company (Unaudited)

The Board of Directors of the Company decides upon matters of general policy for the Company.  In addition, the Board of Directors reviews the actions of the Advisor. The Company’s officers supervise the daily business operations of the Company.

The Board of Directors and officers of the Company, their affiliations, if any, with the Advisor and their principal occupations are set forth below.

Name, Address And Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Directors[1]
Bill Faust, 70 20802 North Grayhawk Drive Unit 1133 Scottsdale, AZ 85255	Director	Indefinite - Since September 2006	Higher Education Consultant; Former President, Midland College; Trustee of other investment companies managed by the 40|86 Advisors, Inc.	One	Trustee of 40|86 Series Trust and 40|86 Strategic Income Fund
George Schnur, 64 7600 Valley Villas Dr. Parma, OH 44130	Director	Indefinite - Since November 2004	Vice President, JPMorgan Chase	One	None
Officers
Allan Westcott, 48 11536 Stablewatch Ct. Cincinnati, OH 45249	President	Since November 2004		N/A	None
Angelo Alleca, 36 200 Mansell Court East Suite 430 Roswell, GA 30076	Vice President, Treasurer & Chief Compliance Officer	Since November 2004		N/A	None

1The address of each Director is c/o StockCar Stocks Mutual Fund, Inc., 200 Mansell Court East, Suite 430, Roswell, Georgia 30076.

EXPENSE EXAMPLE (Unaudited)

September 30, 2006

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/01/06 - 9/30/06).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/2006	Ending Account Value 9/30/2006	Expenses Paid During Period 4/1/2006 – 9/30/2006 *
Actual	$1,000	$996.85	$7.51
Hypothetical (5% return before expenses)	$1,000	$1,017.55	$7.59

* Expenses are equal to the Fund’s annualized expense ratio of 1.50% multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

BRIGGS

BUNTING &

DOUGHERTY, LLP

Certified Public Accountants

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

StockCar Stocks Mutual Fund, Inc.

Roswell, Georgia

We have audited the accompanying statement of assets and liabilities of StockCar Stocks Index Fund, a series of shares of StockCar Stocks Mutual Fund, Inc., including the schedule of investments, as of September 30, 2006, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The financial highlights for each of the three years in the period ended September 30, 2004 have been audited by other auditors, whose report dated October 29, 2004 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2006 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of StockCar Stocks Index Fund as of September 30, 2006, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

October 20, 2006

Investment Adviser

Summit Wealth Management, Inc.

200 Mansell Court E.

Suite 430

Roswell, GA 30076

Transfer Agent

Mutual Shareholder Services

8000 Town Centre Drive, Ste. 400

Broadview Heights, Ohio 44147

Custodian

U.S. Bank

P.O. Box 640994

Cincinnati, Ohio 45264-0994

Counsel

Thompson Hine LLP

312 Walnut Street

14th Floor

Cincinnati, Ohio  45202-4089

Independent Registered Public Accounting Firm

Briggs Bunting & Dougherty, LLP

Two Penn Center Plaza, Suite 820

Philadelphia, PA 19102-1732

This report is provided for the general information of the shareholders of the StockCar Stocks Index Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

The Company will provide a copy of its most recent code of ethics, upon request, to any person.  You may request a copy of the code by writing to the Company at Stock Car Stocks Funds., Mansell Court East, Suite 430, Roswell, Georgia 30076.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s audit committee has determined that the registrant does not have an audit committee financial expert.  Due to the Fund’s size the Audit Committee’s Combined financial experience and expertise is adequate.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2006

$ 11,500

FY 2005

$ 11,500

(b)

Audit-Related Fees

Registrant

FY 2006

$ 0

FY 2005

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2006

$ 1500

FY 2005

$ 1500

Nature of the fees:

Preparation of tax return and excise tax return.

(d)

All Other Fees

Registrant

FY 2006

$ 0

FY 2005

$ 0

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  All non-audit services were pre-approved by the audit committee.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2006

$ 0

FY 2005

$ 0

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees

Item 10.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of November 29, 2005, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

StockCar Stocks Mutual Fund, Inc.

By /s/Allan Westcott

President

Date February 3, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Allan Westcott

President

Date February 3, 2007

By /s/Angelo Alleca

Treasurer

Date February 3, 2007